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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                Date of report (Date of earliest event reported):
                               SEPTEMBER 12, 1996

                             RED LION HOTELS, INC.
             (Exact name of registrant as specified in its charter)


  DELAWARE                        1-13700                      91-1634199
(State or Other               (Commission File              (I.R.S. Employer
jurisdiction of               Number)                       Identification No.)
incorporation)


                                4001 Main Street
                          Vancouver, Washington, 98663
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (360) 696-0001

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ITEM 5.           OTHER EVENTS.

On September 12, 1996, Red Lion Hotels, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Doubletree Corporation, a Delaware corporation ("Doubletree"), and RLH Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Doubletree ("Merger Sub"), pursuant to which Merger Sub will merge with and into the Company (the "Merger"). As a result of the Merger, each outstanding share of common stock, par value $.01 per share, of the Company (the "Company Common Stock") will be converted into the right to receive (i) $21.30 in cash, plus interest under certain circumstances as described in the Merger Agreement, and (ii) 0.2398 shares of common stock, par value $.01 per share, of Doubletree (the "Doubletree Common Stock"), subject to adjustment under certain circumstances as described in the Merger Agreement. The Merger is conditioned upon, among other things, approval by holders of a majority of the outstanding shares of the Company Common Stock and, to the extent necessary, holders of a majority of the outstanding shares of the Doubletree Common Stock, as well as receipt of certain regulatory and governmental approvals. The Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Pursuant to a Shareholder Support Agreement dated as of September 12, 1996 by and between Red Lion, a California Limited Partnership, which owns approximately 66.7% of the outstanding shares of the Company Common Stock (the "Majority Stockholder"), and Doubletree, the Majority Stockholder has agreed, among other things, to vote its shares of the Company Common Stock in favor of approval and adoption of the Merger Agreement and the Merger. The Shareholder Support Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

A copy of the press release dated September 12, 1996 issued by the Company relating to the Merger is filed as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger dated as of September 12, 1996 by and among Doubletree Corporation, RLH Acquisition Corp. and Red Lion Hotels, Inc. (excluding certain exhibits).

                  99.1 Shareholder Support Agreement dated as of September 12, 1996 by and between Red Lion, a California Limited Partnership and Doubletree Corporation.

                  99.2     Press Release dated September 12, 1996.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 12, 1996



                                            RED LION HOTELS, INC.


                                            By: /s/ Beth Ugoretz
                                                -----------------------------
                                                Name: Beth Ugoretz
                                                Title: Senior Vice President,
                                                       General Counsel


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                                INDEX OF EXHIBITS


                                                                   PAGE NUMBER
                                                                  IN SEQUENTIAL
   EXHIBIT NO.                     DESCRIPTION                    NUMBER SYSTEM
- - ----------------   --------------------------------------------  ---------------

       2.1 Agreement and Plan of Merger dated as of September 12, 1996 by and among Doubletree Corporation, RLH Acquisition
                     Corp. and Red Lion Hotels, Inc.
                     (excluding certain exhibits).

      99.1           Shareholder Support Agreement dated as of
                     September 12, 1996 by and between Red
                     Lion, a California Limited Partnership
                     and Doubletree Corporation.

      99.2           Press Release dated September 12, 1996.